National Semiconductor acquisition (National [Member])	12 Months Ended
Dec. 31, 2011
National [Member]
Business Acquisition [Line Items]
National Semiconductor acquisition
National Semiconductor acquisition
On September 23, 2011, we completed the acquisition of National by acquiring all issued and outstanding common shares in exchange for cash. National designed, developed, manufactured and marketed a wide range of semiconductor products, focused on providing high-performance energy-efficient analog and mixed-signal solutions. The purpose of the acquisition was to grow revenue by combining National’s products with TI’s larger sales force and customer base.

We accounted for this transaction under Accounting Standards Codification (ASC) 805 - Business Combinations, and National’s operating results are included in the Analog segment from the acquisition date as SVA.

The acquisition-date fair value of the consideration transferred is as follows:

Cash payments	$6,535
Fair value of vested share-based awards assumed by TI	22
Total consideration transferred to National shareholders	$6,557

We prepared an initial determination of the fair value of assets acquired and liabilities assumed as of the acquisition date using preliminary information. Adjustments were made during the fourth quarter of 2011 to the fair value of assets acquired and liabilities assumed, as a result of refining our estimates. These were retrospectively applied to the September 23, 2011, acquisition date balance sheet. These adjustments are primarily related to tax matters and netted to an increase of goodwill of $1 million. None of the adjustments had a material impact on TI’s previously reported results of operations.
As of December 31, 2011, the allocation of the consideration transferred to the assets acquired and liabilities assumed from National has been finalized. The determination of fair value reflects the assistance of third-party valuation specialists, as well as our own estimates and assumptions. The final allocation of fair value by major class of the assets acquired and liabilities assumed as of the acquisition date is as follows:

At September 23, 2011
Cash and cash equivalents	$1,145
Current assets	451
Inventory	225
Property, plant and equipment	865
Other assets	138
Acquired intangible assets (see details below)	2,956
Goodwill	3,528
Assumed current liabilities	(191)
Assumed long-term debt	(1,105)
Deferred taxes and other assumed non-current liabilities	(1,455)
Total consideration transferred	$6,557

Identifiable intangible assets acquired and their estimated useful lives as of the acquisition date are as follows:

	Asset Amount	Weighted Average Useful Life (Years)
Developed technology	$2,025	10
Customer relationships	810	8
Other	16	3
Identified intangible assets subject to amortization	2,851
In-process R&D	105	(a)
Total identified intangible assets	$2,956
(a) In-process R&D is not amortized until the associated project has been completed. Alternatively, if the associated project is determined not to be viable, it will be expensed.

The remaining consideration, after adjusting for identified intangible assets and the net assets and liabilities recorded at fair value, was $3.528 billion and was applied to goodwill. Goodwill is attributed to National’s product portfolio and workforce expertise. None of the goodwill related to the National acquisition is deductible for tax purposes.

We assumed $1.0 billion of outstanding debt as a result of our acquisition of National and recorded it at its fair value of $1.105 billion. The excess of the fair value over the stated value is amortized as a reduction to Interest and debt expense over the term of the debt. In 2011, we recognized $9 million related to the amortization of the excess fair value.

The amount of National’s revenue included in our Consolidated statements of income for the period from the acquisition date to December 31, 2011, was $312 million. We do not measure net income at or below our segment levels.

The following unaudited summaries of pro forma combined results of operation for the years ended December 31, 2011 and 2010, give effect to the acquisition as if it had been completed on January 1, 2010. These pro forma summaries do not reflect any operating efficiencies, cost savings or revenue enhancements that may be achieved by the combined companies. In addition, certain non-recurring expenses, such as restructuring charges and retention bonuses that will be incurred within the first 12 months after the acquisition, are not reflected in the pro forma summaries. These pro forma summaries are presented for informational purposes only and are not necessarily indicative of what the actual results of operations would have been had the acquisition taken place as of that date, nor are they indicative of future consolidated results of operations.

	For Years Ended December 31,
	2011	2010
	(unaudited)
Revenue	$14,805	$15,529
Net income	2,438	3,218
Earnings per common share – diluted	2.05	2.61

Acquisition-related charges
We incurred various costs as a result of the acquisition of National that are included in Other consistent with how management measures the performance of its segments. These total acquisition-related charges are as follows:

For Year Ended December 31, 2011
Inventory related	$96
Property, plant and equipment related	15
As recorded in COR	111
Amortization of intangible assets	87
Severance and other benefits:
Change of control	41
Announced employment reductions	29
Stock-based compensation	50
Transaction costs	48
Retention bonuses	46
Other	14
As recorded in Acquisition charges/divestiture (gain)	315
Total acquisition-related charges	$426

We recognized costs associated with the adjustments to write up the value of acquired inventory and property, plant and equipment to fair value as of the acquisition date. These costs are in addition to the normal expensing of the acquired assets based on their carrying or book value prior to the acquisition.  The total fair-value write-up for the acquired inventory was expensed as that inventory was sold.  The total fair-value write-up for the acquired property, plant and equipment was $436 million, which is being depreciated at a rate of about $15 million per quarter beginning in the fourth quarter of 2011.

The amount of recognized amortization of acquired intangible assets resulting from the National acquisition was $87 million for the period from the acquisition date to December 31, 2011. Amortization of intangible assets is based on estimated useful lives varying between two and ten years.

Severance and other benefits costs relate to former National employees who have been or will be terminated after the closing date. These costs total $70 million for the year ended December 31, 2011, with $41 million in charges related to change of control provisions under existing employment agreements and $29 million in charges for announced employment reductions affecting about 350 jobs. All of these jobs will be eliminated by the end of 2012 as a result of redundancies and cost efficiency measures, with approximately $20 million of additional expense to be recognized in 2012. Of the $70 million in charges recognized, $14 million was paid in 2011. The remaining $56 million will be paid in 2012.

Stock-based compensation of $50 million was recognized for the accelerated vesting of equity awards upon the termination of employees. Additional stock-based compensation will be recognized over any remaining service periods.

Transaction costs include expenses incurred in connection with the National acquisition, such as investment advisory, legal, accounting and printing fees, as well as bridge financing costs incurred in April 2011.

Retention bonuses reflect amounts expected to be paid to former National employees who fulfill agreed-upon service period obligations and will be recognized ratably over the required service period.